UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 Date of Report
                                October 28, 2002


                        FARMERS CAPITAL BANK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Kentucky
                  --------------------------------------------
                  State or other jurisdiction of incorporation


        0-14412                                       61-1017851
----------------------------------------   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

P.O. Box 309
Frankfort, Kentucky                                       40602
----------------------------------------   ------------------------------------
(Address of principle executive offices)                (Zip Code)


               Registrant's telephone number, including area code:
                                 (502) 227-1600


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant


On October 28, 2002, the Audit Committee of Farmers Capital Bank Corporation (the "Registrant") determined and approved the replacement of KPMG LLP ("KPMG") with Crowe, Chizek, and Company LLP ("Crowe Chizek") as its independent accountants. KPMG's service will terminate at the completion of its audit and issuance of its related report on the Registrant's financial statements to be filed on Form 10-K for the Registrant's 2002 fiscal year ended December 31, 2002. The change in the Registrant's independent accountants was the result of a competitive bidding process involving several accounting firms.

In connection with the audits of the two fiscal years ended December 31, 2001, and the subsequent interim period through October 28, 2002, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. KPMG's audit reports on the financial statements of the Registrant as of and for the years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Registrant's two most recent fiscal years and the subsequent interim period through October 28, 2002.

During the two most recent fiscal years, and any subsequent interim period prior to engaging Crowe Chizek, neither the Registrant, nor anyone on its behalf, consulted Crowe Chizek regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, where either a written report was provided to the Registrant or oral advice was provided, that Crowe Chizek concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Registrant has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements. A copy of KPMG's letter to the SEC dated November 4, 2002 is attached as an exhibit to this report.


Item 7. Financial Statements and Exhibits

C.   Exhibits

The exhibit listed on the Exhibit Index is filed as a part of this Report.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                        Farmers Capital Bank Corporation



November 4, 2002        By: /s/ G. Anthony Busseni
                            --------------------------------------
                            G. Anthony Busseni
                            President and Chief Executive Officer













                                  Exhibit Index

Exhibit

(16)     Letter re Change in Certifying Accountant

                                   Exhibit 16
                    Letter re Change in Certifying Accountant




November 4, 2002


Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We are currently principal accountants for Farmers Capital Bank Corporation and, under the date of January 15, 2002, we reported on the consolidated financial statements of Farmers Capital Bank Corporation as of and for the years ended December 31, 2001 and 2000. On October 28, 2002, we were notified that Farmers Capital Bank Corporation engaged Crowe, Chizek, and Company LLP as its principal accountant for the year ending December 31, 2003 and that the auditor-client relationship with KPMG LLP will cease upon completion of the audit of Farmers Capital Bank Corporation's consolidated financial statements as of and for the year ended December 31, 2002, and the issuance of our report thereon.

We have read Farmers Capital Bank Corporation's statements included under Item 4 of its Form 8-K dated October 28, 2002, and we agree with such statements, except that we are not in a position to agree or disagree with Farmers Capital Bank Corporation's statement that the change was determined and approved by the Audit Committee, and we are not in a position to agree or disagree with Farmers Capital Bank Corporation's stated reason for changing principal accountants, and we are not in a position to agree or disagree with Farmers Capital Bank Corporation's statement that Crowe, Chizek, and Company LLP was not engaged regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Farmers Capital Bank Corporation's financial statements, where either a written report was provided to Farmers Capital Bank Corporation or oral advice was provided, that Crowe, Chizek, and Company LLP concluded was an important factor considered by Farmers Capital Bank Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Very truly yours,



/s/ KPMG LLP